Exhibit 99.2

Form of Subscription Agreement

SUBSCRIPTION AGREEMENT

Genelabs Technologies, Inc.
505 Penobscot Drive
Redwood City, California 94063

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with you as follows:

1. This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Genelabs Technologies, Inc., a California corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of (i) up to shares (the “Shares”) of the Company’s common stock, no par value per share (the “Common Stock”), and (ii) warrants to purchase up to shares of Common Stock (the “Warrants” and together with the Shares, the “Securities”) for a purchase price of $ per unit, with each unit consisting of one Share and 0. Warrants (the “Offering”). The Offering and issuance of the Securities have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (No. 333-145497), including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the rules and regulations of the Commission (the “Rules and Regulations”) and any registration statement relating to the Offering and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Registration Statement”). The Investor acknowledges that the Company intends to enter into subscription agreements in substantially the same form as this Agreement with certain other investors.

3. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor such number of Shares and Warrants as is set forth on the signature page hereto (the “Signature Page”). The Investor acknowledges that the Offering is not a firm commitment underwriting and that there is no minimum offering amount. Certificates representing the Shares purchased by the Investor will not be issued to the Investor; instead, such Shares will be credited to the Investor using customary procedures for book-entry transfer through the facilities of The Depository Trust Company (“DTC”). The Warrants will be issued by the Company, and delivered to the Investor, in physical form.

4. The completion of the purchase and sale of the Securities shall occur at a closing (the “Closing”) which, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended, is expected to occur on or about , 2007. At the Closing, (a) the Company shall cause its transfer agent to release to the Investor the number of Shares being purchased by the Investor, (b) the Company shall deliver to the Investor the Warrants being purchased by the Investor and (c) the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company. If the Investor chooses to settle via Deposit/Withdrawal At Custodian (“DWAC”) (by checking the appropriate space on the Signature Page hereto), the provisions set forth in Exhibit A hereto shall be incorporated herein by reference as if set forth fully herein.

5. The Company has filed with the Securities and Exchange Commission (the “Commission”) a prospectus (the “Base Prospectus”) and will promptly file a final prospectus supplement (collectively with the Base Prospectus, the “Prospectus”) with respect to the Registration Statement in conformity with the Securities Act, including Rule 424(b) thereunder. The Investor hereby consents to the receipt of the Company’s Prospectus in portable document format, or .pdf, via e-mail.

6. The Company has entered into a Placement Agency Agreement (the “Placement Agreement”), dated , 2007 with Deutsche Bank Securities, Inc. (the “Placement Agent”), which will act as the Company’s placement agent with respect to the Offering and receive a fee in connection with the sale of the Securities.

7. The obligations of the Company and the Investor to complete the transactions contemplated by this Agreement shall be subject to the following:

(a) The Company’s obligation to issue and sell the Securities to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Shares and Warrants being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

(b) The Investor’s obligation to purchase the Securities will be subject to the condition that the Placement Agent shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to closing in the Placement Agreement have not been satisfied.

8. The Company hereby makes the following representations, warranties and covenants to the Investor:

(a) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

(b) The Company shall (i) before the opening of trading on the NASDAQ Capital Market on the next trading day after the date hereof, issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission with respect to the transactions contemplated hereby. Upon the issuance of the press release described in the immediately preceding sentence, the Investor will not be in receipt of any material, non-public information provided to it by the Company, its officers or directors. The Company shall not identify the Investor by name in any press release or public filing without the Investor’s prior written consent, unless required by law or the rules and regulations of any self-regulatory organization or exchange to which the Company or its securities are subject.

9. The Investor hereby makes the following representations, warranties and covenants to the Company:

(a) The Investor represents that (i) it has received or had full access to the Base Prospectus as well as the Company’s periodic reports and other information incorporated by reference therein, prior to or in connection with its receipt of this Agreement, (ii) it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Securities, and (iii) it does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Securities.

(b) The Investor has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor. This Agreement has been executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

(d) The making, execution and performance of this Agreement by the Investor and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the charter, bylaws or other organizational documents of such Investor, as applicable, or (ii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over such Investor or its properties, except for any conflict, breach, violation or default which is not reasonably likely to have a material adverse effect on such Investor’s performance of its obligations hereunder or the consummation of the transactions contemplated hereby.

(e) The Investor will maintain the confidentiality of all information regarding the Company acquired as a result of the transactions contemplated until the earlier of: (i) the public disclosure of that information by the Company; or (ii) eighteen months from the date hereof. Notwithstanding the previous sentence, the Investor may share such information with its affiliates or to the extent required by law or regulatory authority. The Investor agrees to comply with the Investor’s obligations under applicable U.S. and state securities laws.

(f) Neither the Investor nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, engaged in (i) any Short Sales involving the Company’s securities since the date that is the thirtieth (30th) trading day prior to the date of this Agreement, or (ii) engaged in any transactions in the securities of the Company since the earlier to occur of (y) the Investor signing a non-disclosure agreement with the Placement Agent and (z) the time that the Investor was first contacted by the Placement Agent or the Company with respect to the transactions contemplated hereby. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. The Investor covenants that neither it, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. Notwithstanding the foregoing, in the case of an Investor and/or its affiliates that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Investor's or affiliates assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor's or affiliates assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio managers that have knowledge about the financing transaction contemplated by this Agreement.

(g) The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect affiliation or association with any, member of the Financial Industry Regulatory Authority (formerly known as the National Association of Securities Dealers) or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the date hereof, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

(h) The Investor acknowledges that the Company will have the authority to issue shares of Common Stock, in excess of those being issued in connection with the Offering, and that the Company may issue additional shares of Common Stock from time to time. The issuance of additional shares of Common Stock may cause dilution of the existing shares of Common Stock and a decrease in the market price of such existing shares.

(i) If the Investor is a retirement plan or is investing on behalf of a retirement plan, the Investor acknowledges that an investment in the Securities poses additional risks, including the inability to use losses generated by an investment in the Securities to offset taxable income.

10. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

11. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

12. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

13. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

14. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

15. This Agreement may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when counterparts have been signed by each party hereto and delivered to the other party.

16. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement shall constitute written confirmation of the Company’s agreement to sell Securities to such Investor. No federal or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Registration Statement or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities. Any representation to the contrary is a criminal offense. In making an investment decision, Investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.

17. In the event that before the Closing the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

INVESTOR SIGNATURE PAGE

Number of Shares:______________________________________

Number of Warrants:___________________________________

(such number to be equal to ___% of the number of Shares being purchased by the Investor)

Purchase Price Per Unit: $______________________________________

Aggregate Purchase Price: $____________________________________

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: _____________, 2007

INVESTOR

By:

Print Name:_______________________
Title: ____________________________
Name in which Securities are to be registered: _____________________
Mailing Address:  _____________________________
 ____________________________
 ____________________________

Taxpayer Identification Number: _________________________

Manner of Settlement of the Shares (check one):

_______ DWAC (see Exhibit A for explanation and instructions)

_______ DVP (see Exhibit B for explanation and instructions)

Agreed and Accepted this _____ day of _______________, 2007:

GENELABS TECHNOLOGIES, INC.

By:

Title:_____________________________

Sales of the Securities purchased hereunder were made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 promulgated under the Securities Act.

Exhibit A

TO BE COMPLETED BY INVESTOR

SETTLING VIA DWAC

Delivery by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth on the Signature Page of the Agreement to which this Exhibit A is attached, and released by Mellon Investor Services LLC, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing.

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)	_________________________________

DTC Participant Number	_________________________________

Name of Account at DTC Participant being credited with the Shares	_________________________________

Account Number at DTC Participant being credited with the Shares	_________________________________

NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THE AGREEMENT TO WHICH THIS EXHIBIT A IS ATTACHED BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)
DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) ON THE CLOSING DATE INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

JPMorgan Chase Bank, NA
ABA#:  021000021
Account No.: ___________
Account Name: __________________

Such funds shall be held in escrow pursuant to an escrow agreement entered into between JPMorgan Chase Bank, NA (the “Escrow Agent”), the Placement Agent and the Company (the “Escrow Agreement”) until the Closing and delivered by the Escrow Agent on behalf of the Investor to the Company upon the satisfaction, in the sole judgment of the Placement Agent, of the conditions set forth in Section 7(b) of the Agreement to which this Exhibit A is attached.

Exhibit B

TO BE COMPLETED BY INVESTOR

SETTLING VIA DVP

Delivery versus payment (“DVP”) through DTC (i.e., the Company shall deliver Shares registered in the Investor’s name and address as set forth on the Signature Page of the Agreement to which this Exhibit B is attached and released by Mellon Investor Services LLC, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing directly to the account(s) at the Placement Agent identified by the Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THE AGREEMENT TO WHICH THIS EXHIBIT B IS ATTACHED BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	NOTIFY THE PLACEMENT AGENT OF THE ACCOUNT OR ACCOUNTS AT THE PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II)
CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT THE PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR.

If the Shares are to be further credited to an account held elsewhere than at the Placement Agent, please complete the information requested below in order to facilitate such further credit:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)	_____________________________________

DTC Participant Number	_____________________________________

Name of Account at DTC Participant being credited with the Shares	_____________________________________

Account Number at DTC Participant being credited with the Shares	_____________________________________